UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number 811-05344

WILLIAM BLAIR FUNDS

(Exact name of registrant as specified in charter)

222 WEST ADAMS STREET CHICAGO, IL 60606

(Address of principal executive offices) (Zip code)

Michelle R. Seitz, President, William Blair Funds.

222 West Adams Street

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: January 31

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 ((S)(S) 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Schedule of Investments

William Blair Macro Allocation Fund

Portfolio of Investments, January 31, 2013 (unaudited)

Issuer	Shares or Principal Amount	Value
Exchange-Traded Funds—58.8%
Equity Exchange-Traded Funds—37.1%
Guggenheim China Small Cap ETF(a)	28,000	$696,640
Guggenheim Frontier Markets ETF(a)	63,000	1,287,090
iShares FTSE China 25 Index Fund(a)	17,000	704,990
iShares MSCI EAFE Value Index(a)	16,000	815,680
iShares Russell 1000 Value Index Fund(a)	66,000	5,113,020
iShares S&P Global Energy Sector Index Fund(a)	50,500	2,037,675
SPDR S&P 500 ETF Trust	42,000	6,287,400
SPDR S&P Emerging Markets Small Cap ETF(a)	73,500	3,514,770
Vanguard MSCI Emerging Markets ETF(a)	14,500	646,120
Vanguard MSCI European ETF(a)	68,000	3,463,240

Total Equity Exchange-Traded Funds		24,566,625

Fixed Income Exchange-Traded Funds—21.7%
iShares iBoxx Investment Grade Corporate Bond Fund(a)	70,000	8,359,400
SPDR Barclays Capital High Yield Bond ETF	133,000	5,429,060
WisdomTree Emerging Markets Local Debt ETF(a)	10,500	558,495

Total Fixed Income Exchange-Traded Funds		14,346,955

Total Exchange-Traded Funds—58.8% (cost $37,204,427)		38,913,580

Common Stock—0.6%
Europe—0.6%
France—0.6%
Schneider Electric S.A. (Electrical equipment)	5,340	406,762

Total Common Stocks—0.6% (cost $395,797)		406,762

Repurchase Agreement—29.2%
Fixed Income Clearing Corporation, 0.030% dated 1/31/13, due 2/1/13, repurchase price $19,330,176 collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$19,330,160	19,330,160

Total Repurchase Agreement—29.2% (cost $19,330,160)		19,330,160

U.S. Government—8.8%
U.S. Treasury Bill, 0.170%, 4/4/13(a) (b)	200,000	199,938
U.S. Treasury Bill, 0.180%, 5/2/13(b)	125,000	124,945
U.S. Treasury Bill, 0.170%, 5/30/13(b)	50,000	49,972
U.S. Treasury Bill, 0.180%, 6/27/13(a) (b)	200,000	199,839
U.S. Treasury Bill, 0.170%—0.180%, 7/25/13(a) (b)	350,000	349,700

See accompanying Notes to Financial Statements.

William Blair Macro Allocation Fund

Portfolio of Investments, January 31, 2013 (unaudited)

Issuer	Shares/ Principal Amount/ Contracts	Value
U.S. Government—(continued)
U.S. Treasury Bill, 0.180%, 8/22/13(a) (b)	$100,000	$99,897
U.S. Treasury Bill, 0.150%—0.170%, 9/19/13(a) (b)	1,550,000	1,548,398
U.S. Treasury Bill, 0.170%—0.180%, 10/17/13(a) (b)	1,250,000	1,248,451
U.S. Treasury Bill, 0.170%, 11/14/13(a) (b)	1,000,000	998,689
U.S. Treasury Bill, 0.130%, 1/9/14	1,000,000	998,779

Total U.S. Government—8.8% (cost $5,818,608)		5,818,608

Purchased Options—0.5%
10 Year U.S. Treasury Note, May 2013, Strike $131, CALL	66	60,844
S&P 500 Index, April 2013, Strike $1,425, PUT	167	288,910

Total Purchased Options—0.5% (cost $638,713)		349,754

Total Investments in Securities—97.9% (cost $63,387,705)		64,818,864

Securities Sold Short—(6.2)%
Exchange-Traded Funds
iShares Russell 1000 Growth Index Fund	(60,500)	(4,129,730)

Total Securities Sold Short—(6.2)% (proceeds $3,943,575)		(4,129,730)

Written Option—0.0%
DAX (German Stock Index), December 2013, Strike €4000, PUT	(73)	(3,915)

Total Written Option—0.0% (proceeds $37,751)		(3,915)

Cash and other assets, less liabilities—8.3%		5,525,737

Net assets—100.0%		$66,210,956

(a)	Security, or portion of security, is segregated as collateral for written options and securities sold short aggregating a total value of $6,914,522

(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $2,282,624

See accompanying Notes to Financial Statements.

William Blair Macro Allocation Fund

Portfolio of Investments, January 31, 2013 (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
2/13/13	British Pound Sterling	State Street Bank & Trust Company	4,331,000	$6,868,620	$(53,079)
2/13/13	Hungarian Forint	State Street Bank & Trust Company	276,159,000	1,280,283	35,459
2/13/13	Indian Rupee	State Street Bank & Trust Company	524,472,000	9,842,578	318,524
2/13/13	South Korean Won	State Street Bank & Trust Company	8,010,771,000	7,352,463	(42,441)
2/13/13	Mexican Peso	State Street Bank & Trust Company	42,399,000	3,331,919	62,404
2/13/13	Malaysian Ringgit	State Street Bank & Trust Company	11,765,000	3,784,452	(51,186)
2/13/13	Polish Zloty	State Street Bank & Trust Company	3,773,000	1,219,455	37,640
2/13/13	Thai Baht	State Street Bank & Trust Company	96,162,000	3,222,925	75,639
2/19/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	46,925,000	7,540,505	83,476
2/19/13	Hong Kong Dollar	State Street Bank & Trust Company	13,323,000	1,717,996	(1,066)
2/19/13	Taiwan Dollar	State Street Bank & Trust Company	104,681,000	3,545,677	(43,635)

					$421,735

Sold
2/13/13	Australian Dollar	State Street Bank & Trust Company	8,672,000	$9,036,961	$(31,092)
2/13/13	Brazilian Real	State Street Bank & Trust Company	10,096,000	5,064,979	(158,888)
2/13/13	Canadian Dollar	State Street Bank & Trust Company	2,590,000	2,596,071	5,495
2/13/13	Swiss Franc	State Street Bank & Trust Company	11,723,000	12,882,893	(334,228)
2/13/13	Czech Koruna	State Street Bank & Trust Company	32,342,000	1,711,289	(55,141)
2/13/13	Danish Krone	State Street Bank & Trust Company	17,924,000	3,262,359	(137,314)
2/13/13	Euro	State Street Bank & Trust Company	3,815,000	5,180,281	(187,717)
2/13/13	Japanese Yen	State Street Bank & Trust Company	1,093,146,000	11,954,832	801,709
2/13/13	New Zealand Dollar	State Street Bank & Trust Company	5,673,000	4,757,933	(78,730)

					$(175,906)

See accompanying Notes to Financial Statements.

William Blair Macro Allocation Fund

Portfolio of Investments, January 31, 2013 (unaudited)

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Long
69	CAC 40 Index	February 2013	$3,495,978	$23,829
76	IBEX 35 Index	February 2013	8,654,889	(184,605)
55	NIKKEI 225 Index	March 2013	3,336,568	198,980
95	EURO STOXX 50 Index	March 2013	3,496,948	52,958
38	FTSE 100 Index	March 2013	3,772,777	164,426
21	FTSE MIB Index	March 2013	2,488,258	125,715
15	S&P 500 E Mini Index	March 2013	1,119,975	19,295
5	ASX SPI 200 Index	March 2013	631,546	27,564

				$428,162

Short
44	German Euro Bund*	March 2013	$8,477,566	$81,047
80	Swiss Government Bond	March 2013	13,056,865	193,445
45	10YR JGB Mini	March 2013	7,103,450	(1,392)
6	DAX Index	March 2013	1,587,812	(20,185)
14	S&P TSE 60 Index	March 2013	2,039,503	(49,012)
147	10YR US Treasury Notes*	March 2013	19,298,344	52,403
43	5YR US Treasury Notes*	March 2013	5,320,578	7,571

				$263,877

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

Total Return Swaps

Reference Entity	Floating Rate	Pay/Receive Floating Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Credit Suisse Custom Equity Index	1 Month JPY LIBOR plus 20 bps	Pay	7/22/13	Credit Suisse International	2,013,871	117,998
Credit Suisse Custom Equity Index	1 Month LIBOR plus 65 bps	Pay	2/11/14	Credit Suisse International	2,836,327	103,681
Credit Suisse Custom Equity Index	1 Month LIBOR minus 20 bps	Receive	2/11/14	Credit Suisse International	(3,188,965)	(81,148)

						$140,531

See accompanying Notes to Financial Statements.

William Blair Commodity Strategy Long Short Fund

Consolidated Portfolio of Investments, January 31, 2013 (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value
U.S. Government and U.S. Government Agency—68.0%
Federal National Mortgage Association (FNMA)—49.4%
#705741, 5.000%, due 6/1/18		$108,724	$116,848
#751313, 5.000%, due 3/1/19		168,465	185,022
#889670, 5.500%, due 6/1/23		145,580	161,179
#AC3674, 4.500%, due 10/1/24		1,165,213	1,282,098
#AC5124, 4.000%, due 11/1/24		613,717	673,363
#AC0596, 4.000%, due 12/1/24		418,745	459,442
#AC6257, 4.000%, due 12/1/24		579,320	635,622
#932629, 4.000%, due 3/1/25		100,908	110,715
#AK0498, 3.500%, due 1/1/27		563,460	610,474
#AO0627, 3.500%, due 5/1/27		1,736,929	1,881,854
#AP0446, 3.500%, due 7/1/27		431,767	467,793
#AL2590, 4.000%, due 7/1/27		576,330	632,342

Total FNMA Mortgage Obligations			7,216,752

Federal Home Loan Mortgage Corp. (FHLMC)—14.7%
#G11697, 5.500%, due 4/1/20		201,016	218,071
#G13124, 6.000%, due 12/1/22		220,872	244,029
#J16051, 4.500%, due 7/1/26		352,967	384,844
#J19032, 3.500%, due 5/1/27		508,979	551,466
#J21621, 3.000%, due 12/1/27		496,974	530,908
#G04053, 5.500%, due 3/1/38		188,164	211,268

Total FHLMC Mortgage Obligations			2,140,586

U.S. Treasury Inflation Indexed Notes/Bonds—3.9%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		296,863	346,448
U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18		192,341	223,837

Total U.S. Treasury Inflation Indexed Notes/Bonds			570,285

Total U.S. Government and U.S. Government Agency—68.0% (cost $9,897,676)			9,927,623

Asset-Backed Securities—12.5%
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	24,555	24,630
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	41,793	41,832
Chase Issuance Trust, 2008-A11, Tranche A11, 5.400%, 7/15/15	AAA	100,000	102,294
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A4, 2.430%, 3/15/16	AAA	70,000	70,159
Bank of America Credit Card Trust, 2006-A14, Tranche A14, 0.266%, 4/15/16, VRN	AAA	220,000	220,035
Bank One Issuance Trust, 2003-A8, Tranche A8, 0.456%, 5/16/16, VRN	AAA	200,000	200,228
Asset-Backed Securities—(continued)
BMW Vehicle Owner Trust, 2010-A, Tranche A4, 2.100%, 10/25/16	AAA	100,000	100,723
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.775%, 2/20/17, VRN	Aaa	100,000	100,510
Capital One Multi-Asset Execution Trust, 2004-A4, Tranche A4, 0.426%, 3/15/17, VRN	AAA	125,000	125,162
Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.556%, 4/17/17, VRN	AAA	125,000	125,526
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.405%, 5/22/17, VRN	AAA	200,000	205,024
Citibank Credit Card Issuance Trust, 2006-A8, 0.344%, 12/17/18, VRN	AAA	200,000	198,561
SLM Student Loan Trust, 2008-5, Tranche A4, 2.001%, 7/25/23, VRN	Aaa	300,000	317,014

Total Asset-Backed Securities—12.5% (cost $1,834,590)			1,831,698

Corporate Obligations—13.2%
General Dynamics Corporation, 1.375%, due 1/15/15	A	100,000	101,470
Toyota Motor Credit Corporation, 1.000%, due 2/17/15	AA-	200,000	201,574
Citigroup, Inc., 2.650%, due 3/2/15	A	200,000	205,136
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	200,000	208,229
American Express Credit Corporation, 2.750%, due 9/15/15	A+	200,000	208,997
Royal Bank of Scotland Group, PLC, 2.550%, due 9/18/15	A	100,000	103,104
AbbVie, Inc.—144A, 1.200%, due 11/6/15	A	250,000	251,285
Capital One Financial Corporation, 1.000%, due 11/6/15	A-	200,000	199,135
American Express Centurion Bank, 0.875%, due 11/13/15	A+	250,000	249,556
Volkswagen International Finance N.V.—144A, 1.150%, due 11/20/15	A-	200,000	200,768

Total Corporate Obligations—13.2% (cost $1,907,836)			1,929,254

Total Long-Term Investments—93.7% (cost $13,640,102)			13,688,575

Issuer	Principal Amount	Value
Short-Term Investments—9.7%
Time Deposit—5.9%
State Street Euro Dollar Time Deposit, 0.010%, due 2/1/13	$861,551	$861,551

Money Market Fund—3.8%
SSgA Prime Money Market Fund (a)	550,000	550,000

Total Short-Term Investments—9.7% (cost $1,411,551)		1,411,551

Total Investments—103.4% (cost $15,051,653)		15,100,126
Liabilities, plus cash and other assets—(3.4)%		(493,278)

Net assets—100.0%		$14,606,848

Total Return Swap

Reference Entity	Effective/ Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
William Blair Commodity Strategy Long-Short Mutual Fund Index	4/26/17	Deutsche Bank AG, London Branch	15,059,372	(450,789)

(a)	Security, or portion of security, is segregated as collateral for the total return swap aggregating a total value of $550,000.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

Notes to Portfolio of Investments

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) and the William Blair Commodity Strategy Long/Short Fund (“CLS” or “Commodity Strategy Long/Short”) are separate Funds (together the “Funds”) within the William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For each Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares are currently available: N, I and Institutional. There are currently no assets in the Institutional Share Class. Below is a brief description of the Class N shares and the Class I shares covered by this report:

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

(b) Fund Objective and Description

Macro Allocation Fund

MAF’s objective is to maximize long-term risk-adjusted total return.

In pursuing its investment objective, MAF employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity, fixed income and currencies) with a view to profit from relative movements across and within such asset classes. MAF uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. MAF’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity and fixed income markets (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), currencies, commodities, and real estate. MAF has no geographical or other limits on the allocation of its assets among asset classes.

Commodity Strategy Long/Short Fund

CLS’s objective is to seek long-term risk-adjusted total return.

CLS’s investment strategy seeks to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes and maintain the inflation protection of commodities investing and profit in both up and down commodity markets. CLS invests primarily in derivative instruments (instruments whose values are based on, for example, indices, currencies or securities) and other investments that provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by William Blair & Company, L.L.C., (the “Advisor”), and fixed-income securities.

CLS’s commodity investments may include derivative instruments that provide exposure to CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations or other pooled vehicles (“Underlying Vehicles”) managed by such CTAs. The Advisor seeks exposure to CTAs primarily through a total return swap (the “Swap”), with Deutsche Bank AG, London Branch (“Deutsche Bank”) as the counterparty. The Swap, which is a type of derivative instrument, is based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. The swap currently has exposure to six different CTAs which can be broadly placed into three different trading strategies. Systematic strategies which utilize quantitative systems to exploit trending behavior of futures markets over various time frames and may include some counter trend and mean reversion aspects. Fundamental strategies conduct deep research into fundamental supply and demand factors that drive futures markets and use specialized models, data sources and other tools to construct expectations of fundamental values. Specialist strategies employ specialized knowledge, research and analysis systems to seek value from niche markets. As of January 31, 2013, the swap was made up of 44.2% Systematic strategies, 19.3% Fundamental strategies and 36.5% Specialist strategies.

The Swap is based on a notional amount agreed to by the Advisor and Deutsche Bank. The Advisor may add or remove CTAs or adjust notional exposure between existing CTAs within the Swap. The Swap will expire on April 26th, 2017, but may be terminated by the Fund on one days’ notice to Deutsche Bank.

The Swap value reflects the costs of the fees of Deutsche Bank and the fixed fees of the CTAs together aggregating no more than 1.80% of the notional amount of the Swap and may include an additional deduction for the performance fees of the individual CTAs in an amount not to exceed 20%. Fees are accrued daily within the Swap and deducted from the Swap value quarterly.

(2) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Basis for Consolidation for Commodity Strategy Long/Short Fund

CLS’s investments in the Swap are made through William Blair CLS Ltd., a wholly-owned subsidiary of CLS organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary acts as an investment vehicle for CLS in order to effect certain investments for the Fund consistent with CLS’s investment objectives and policies as specified in its Prospectus and Statement of Additional Information. CLS’s Portfolio of Investments has been consolidated and includes the portfolio holdings of CLS and the Subsidiary. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Investments held within the Subsidiary are used to meet collateral requirements of the Swap and are invested in a money market fund. Under normal conditions, CLS will have an investment in the Subsidiary equal to 5% to 20% of the net assets of CLS.

(b) Income Taxes

The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at January 31, 2013, were as follows:

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Macro Allocation Fund	$59,453,650	$1,919,682	$510,127	$1,409,555
Commodity Strategy Long-Short Fund	13,640,102	65,322	16,849	48,473

(c) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(3) Valuation

(a) Investment Valuation

The market value of equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

Fixed-income securities are valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs the pricing vendor believes accurately represents the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate.

The Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The counterparty calculates the Index each index business day at the close of business in London, which is typically 11:00AM Eastern Time. The Advisor performs certain daily tests of the Swap value in order to test the reasonableness of the counterparty’s valuation. In determining the fair value of the Swap, the Advisor’s pricing committee, under procedures adopted by the Board of Trustees, will consider whether there have been significant events that have occurred from the close of business in London when the Swap is valued and the time that the Fund calculates its NAV.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Fund’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions, for which the last quoted asked price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and Futures contracts, that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swaps and option contracts. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

CLS Swap Contract

The Swap held by the Subsidiary of CLS is fair valued based on the calculation of the Index by the counterparty, Deutsche Bank. The Swap is not a listed security nor does it actively trade. The fair value is based on inputs which are not readily observable in the market place, primarily of which are the underlying baskets of commodity pools on which the Swap is derived. The Swap also includes fees from various parties including the exchanges on which the underlying commodity contracts are traded, management and performance fees from the underlying CTAs and counterparty fees. The Swap is categorized within Level 3 of the fair value hierarchy.

As of January 31, 2013, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows:

Investments in Securities	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Common Stock	$406,762	—
Exchange-Traded Funds	38,913,580	—
Purchased Options	349,754	—
Level 2—Other Significant Observable Inputs
Government Securities	5,818,608	9,927,623
Asset-Backed Securities	—	1,831,698
Corporate Obligations	—	1,929,254
Short-term Investments	19,330,160	1,411,551
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(4,129,730)	—
Written Options	(3,915)	—
Total Investments in Securities	$60,685,219	$15,100,126

Other Financial Instruments	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Futures Contracts	$551,018
Level 2—Other Significant Observable Inputs
Futures Contracts	141,021	—
Forward Foreign Currency Contracts	245,829	—
Total Return Swap	140,531	—
Liabilities
Level 3—Significant Unobservable Inputs
Total Return Swap	—	(450,789)
Total Other Financial Instruments	$1,078,399	$(450,789)

The following is a reconciliation of Level 3 securities in the Commodity Strategy Long/Short Fund for which significant unobservable inputs were used to determine fair value:

	Value 10/31/12	Notional Increase	Notional Decrease	Change in Unrealized Appreciation	Value 1/31/13
Total Return Swap	$57,449	$5,305,193	$—	$(508,238)	$(450,789)

Significant unobservable inputs for the Swap consist primarily of the performance of the underlying CTAs. For the period ending January 31, 2013 the CTA performance ranged from -4.31% to 3.66%. The Swap value will increase or decrease generally in proportion to the weighted average performance of the CTAs.

(4) Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss unlimited in size, will be recognized upon the termination of the short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(5) Financial Derivative Instruments

The Funds may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract. The Funds seeks to reduce counterparty risk in respect of OTC derivatives contracts by only transacting with high credit-standing counterparties and by regularly monitoring its exposure to counterparties.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency exchange contracts. When entering into a forward currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security and currency exchange rate swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

CLS will gain exposure to the commodities market by investing in a total return swap with Deutsche Bank. The Fund’s returns will be reduced or its losses will be increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the Index. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

For the CLS Swap no price is paid upon entering into the arrangement nor is any initial margin required to be posted. In the event of depreciation, the Fund is required to deposit in a segregated account with its custodian an amount equal to the unrealized losses.

Item 2. Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIAM BLAIR FUNDS

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President

Date: March 27, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President (Principal Executive Officer)

Date: March 27, 2013

By:	/s/ Colette M. Garavalia
Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: March 27, 2013